UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 16, 2004

(Date of report)

OLD SECOND BANCORP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

0-10537	36-3143493
(Commission File Number)	(IRS Employer Identification No.)

37 South River Street

Aurora, Illinois  60507

(Address of principal executive offices)

(630) 892-0202

(Registrant’s telephone number, including area code)

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Financial Statements of Business Acquired.

None.

(b)                                 Pro Forma Financial Information.

None.

(c)                                  Exhibits.

99.1  Press release dated July 16, 2004

Item 12.  Results of Operations and Financial Condition

On July 16, 2004, Old Second Bancorp Inc. issued a press release announcing its earnings for the fiscal quarter ended June 30, 2004.  The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP INC.
(Registrant)
Date: July 16, 2004

	By:	/s/ J. Douglas Cheatham
J. Douglas Cheatham
Senior Vice President and Chief Financial Officer